Exhibit 10.11

                                                                [CONFORMED COPY]

                              EMPLOYMENT AGREEMENT

     AGREEMENT dated as of the 28 day of March, 1996, by and between Porta Systems Corp., a Delaware corporation with its principal office at 575 Underhill Blvd., Syosset, New York 11791 (the "Company"), and Warren H. Esanu, residing at 20 East 84th Street, New York, NY 10028 (the "Executive").

                              W I T N E S S E T H:

     WHEREAS, the Company desires to obtain the benefits of Executive's knowledge, skill and ability and to employ Executive on the terms and conditions hereinafter set forth; and

     WHEREAS, Executive desires to provide his services to the Company and to accept employment by the Company on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, the parties agree as follows:

     1. Employment and Duties.

     (a) Subject to the terms and conditions hereinafter set forth, the Company hereby employs Executive as the Chairman of the Board of the Company. Executive shall report to the Company's Board of Directors (the "Board"). Executive shall perform his duties and responsibilities customarily associated with such position, and he shall have such other duties and responsibilities consistent with such position as the Board may assign to him from time to time. Executive shall also serve as a member of the executive committee of the Board and of the boards of directors of each of its subsidiaries (other than foreign subsidiaries for which a U.S. citizen or resident may not serve as a directors).

     (b) In addition, Executive shall serve as a director of the Company, if elected, for which he shall receive such compensation as is provided from time to time to so-called "outside directors," and in such executive capacity or capacities with respect to any affiliate of the Company to which he may be elected or appointed, provided that such duties are not inconsistent with those of the Chairman of the Board of the Company.

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     (c) This Agreement  shall have an initial term commencing as of the date of this Agreement and expiring on March 31, 1999 and continuing thereafter on a year-to-year basis unless terminated by either party by written notice given no later than ninety (90) days prior to expiration of the initial term or any one-year extension. The Term of this Agreement shall include the initial term and all one-year extensions.

     2. Acceptance of Employment. Executive hereby accepts the employment contemplated by this Agreement. During the Term, Executive shall devote such of his business time and attention to the performance of his duties under this Agreement as he shall, in his sole discretion, deem necessary, and shall perform his duties diligently, in good faith and in a manner consistent with the best interests of the Company. Executive may perform his duties at the Company's office or at his office in New York City, and will not be required to be present at the Company's offices more than one day per week. The Company understands and agrees Executive will continue his other business activities, including, but not limited to the practice of law and real estate investment and management.

     3. Compensation and Other Benefits.

     (a) (i) For his services to the Company during the Term, the Company shall pay Executive a salary ("Salary") at the annual rate of two hundred thousand dollars ($200,000). Commencing April 1, 1997 and on each April 1 thereafter during the Term of this Agreement, Executive shall receive an increase in Salary equal to the lesser of (i) the increase in cost of living index or (ii) seven and one-half percent (7.5%) of the Salary then in effect. The Salary shall be payable in such installments as the Company regularly pays its executive officers, but not less frequently than semi-monthly.

     (ii) The cost of living increase shall be computed as follows:

          (A) The cost of living index, as hereinafter defined, for each March, commencing March 1997, shall be compared with the cost of living index for March of the previous year. The cost of living increase shall mean the percentage increase in the cost of living index from the previous March to the March as of which the computation is made. Such determination shall be made as soon as

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     possible  after  release  of the cost of  living  index for the March as of which the computation is being made, and the Company shall, on the next payroll date, pay to Executive any additional Salary accrued but not paid pending determination of the cost of living increase.

          (B) The cost of living index shall mean the "Consumers Price Index for Urban Wage Earners and Clerical Workers (Revised Series) - New York Metropolitan Area", published by the Bureau of Labor Statistics of the United States Department of Labor. If the said cost of living index in its form as of the date of this Agreement or the calculation basis thereof shall be revised therefrom or discontinued, the parties shall attempt in good faith to adjust the provisions of this Paragraph 3(a).

     (b) Executive will be eligible for discretionary bonuses determined by the Board, and he will be eligible to participate in any executive officers bonus pool.

     (c) In addition to Salary and any Bonus payable pursuant to Paragraph 3(b) of this Agreement, Executive shall receive the following benefits:

          (i) health insurance, disability, accident and life insurance and officer's life insurance for Executive to the extent such benefits are currently in effect or will be put into effect for executive officers during the term of this Agreement and to the extent that Executive qualifies therefor; and

          (iii) vacation in accordance with Company policy for executive officers, all of which may be carried forward if not used.

     (d) The Company shall, contemporaneously with the execution of this Agreement, grant to Executive a non-qualified option (the "Option") to purchase five hundred thousand (500,000) shares of the Company's common stock, par value $.01 per share ("Common Stock") at an exercise price equal to the fair value per share, as hereinafter defined. The fair value per share shall mean the average of the closing prices of the Common Stock on the American Stock Exchange during the last ten (10) trading days in the month of March 1996; provided, that if there is no closing price on any such day, the average of the closing bid and

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asked  prices  shall be used for  such  day.  The  Option  shall be  exercisable immediately and shall expire on March 31, 2006.

     4. Reimbursement of Expenses. The Company shall pay or reimburse Executive, upon presentation of proper expense statements, for all authorized, ordinary and necessary out-of-pocket expenses reasonably incurred by Executive in connection with the performance of his services pursuant to this Agreement hereunder in accordance with the Company's expense reimbursement policy.

     5. Termination of Employment.

     (a) Executive's employment hereunder shall terminate immediately upon the death of Executive.

     (b) Executive's employment may be terminated by the Company by not less than thirty (30) days' written notice in the event of Executive's Disability. The term "Disability" shall mean any illness, disability or incapacity of Executive which prevents him from substantially performing his regular duties for a period of three (3) consecutive months or four (4) months, even though not consecutive, in any twelve (12) month period.

     (c) The Company may terminate Executive's employment, immediately and without notice, for cause, in which event no further compensation shall be payable to Executive. The term "Cause" shall mean either (i) conviction of Executive of any felony or (ii) repeated failure to perform the duties of his position following written notice from the Board setting forth in reasonable detail the basis for the proposed termination and Executive being given an opportunity to meet with the Board and to dispute the claims raised in the notice.

     (d) In the event that the Company terminates Executive's employment other than as provided in Paragraphs 5(a) and (c), the Company shall pay to Executive as severance payments his Salary at the rate provided in this Agreement for (i) six (6) months if such termination occurs prior to April 1, 1997, (ii) nine (9) months if such termination occurs subsequent to March 31, 1997 and prior to April 1, 1998, and (iii) twelve (12) months if such termination occurs subsequent to March 31, 1998 or if the Company fails to renew this Agreement.

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Such  payments  shall be paid at such times as the  Company  pays its  executive officers. The period during which severance is being paid to Executive pursuant to this Paragraph 5(d) is referred to as a "Severance Payment Period."

     (e) In the event of any termination of Executive's employment, including termination for cause, Executive shall be entitled to all rights under the Company's benefit plans which had vested as of the date of termination of his employment. In addition, for a period of eighteen (18) months after such termination, the Company shall provide Executive with the hospitalization, life insurance, medical and major medical benefits which would have been provided to Executive if he had continued in the employ of the Company.

     (f) The Company shall, contemporaneously with the execution of this Agreement, enter into a Salary Continuation Agreement in substantially the form provided by the Company to its senior executive officers.

     6. Trade Secrets and Proprietary Information. Executive agrees that he will not, during or after the Term of this Agreement or thereafter, use or disclose to any person, firm, corporation, partnership, business trust, individual or other business entity any trade secrets or proprietary information concerning the Company's or any of its subsidiaries' products, services, business, proposed products and services, marketing strategy and research and development activities; except that nothing in this Agreement shall be construed to prohibit him from using or disclosing such information if it shall become public knowledge other than by or as a result of disclosure by a person not having a right to make such disclosure and complying with legal process.

     7. Covenant Not to Compete. Executive recognizes that the scope of the Company's business is international and is not limited to any single state or region. Executive covenants and agrees that during the Term of this Agreement and during the Severance Payment Period, he will not engage in any business in the United States whether as officer, director, consultant, partner, guarantor, principal, agent, employee, advisor or in any manner (other than as counsel), which directly competes with the business of the Company as it is engaged in at

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the  time of the  termination  of this  Agreement,  unless  at the  time of such termination or thereafter during the non-competition period the Company ceases to be engaged in such activity, provided, however, that nothing in this Paragraph 7(a) shall be construed to prohibit Executive from owning an interest of not more than five percent (5%) of any public company engaged in such activities, and nothing in this Paragraph 7(a) shall be construed to restrict or limit in any matter (i) the practice of law by Executive or any firm of which he is a partner, employee, of counsel or otherwise affiliated or (ii) the parties to which Executive or any entity in which he has an affiliation may rent, lease or sell real property.

     8. Inventions and Discoveries. Executive agrees promptly to disclose in writing to the Company any invention or discovery made by him during the Term, in the capacity of an executive officer of the Company, in the any business in which the Company or any of its subsidiaries in then engaged, and such inventions and discoveries shall be the Company's sole property. Upon the Company's request, Executive shall execute and assign to the Company all applications for copyrights and patent letters of the United States and such foreign countries as the Company may designate, and Executive shall execute and deliver to the Company such other instruments as the Company deems necessary to vest in the Company the sole ownership of all exclusive rights in and to such inventions and discoveries, as well as the copyrights and/or patents. If services in connection with applications for copyrights and/or patents are performed by Executive at the Company's request after the termination of his employment, the Company shall pay him reasonable compensation for such services rendered after termination of this Agreement.

     9. Injunctive Relief. Executive agrees that his violation or threatened violation of any of the provisions of Paragraphs 6, 7 and 8 of this Agreement shall cause immediate and irreparable harm to the Company. In the event or any breach or threatened breach of said provisions, Executive consents to the entry of preliminary and permanent injunctions by a court of competent jurisdiction prohibiting such party from any violation or threatened violation of these provisions and compelling Executive to comply with these provisions. This

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Paragraph 9 shall not affect or limit,  and the  injunctive  relief  provided in this Paragraph 9 shall be in addition to, any other remedies available to the Company at law or in equity.In the event an injunction is issued against any such conduct by Executive, the period referred to in Paragraph 7 of this Agreement shall continue until the later of the expiration of the period set forth therein or one (1) month from the date a final judgment enforcing such provisions is entered and the time for appeal has lapsed.

     10. Indemnification. The Company shall provide Executive with payment of legal fees and indemnification to the maximum extent permitted by the Delaware General Corporation Law.

     11. Legal Services. The Company acknowledges that Executive will continue his legal practice. Any law firm of which Executive is a partner, an employee, of counsel or otherwise affiliated may perform services for the Company. Services rendered by Executive in his capacity as an attorney of counsel to Esanu Katsky Korins & Siger or as a partner, employee, of counsel or any other affiliation to or with any other law firm shall be in addition to his services as an executive officer of the Company, and the Company will pay the legal fees and disbursements of such firm.

     12. Miscellaneous.

     (a) Executive represents, warrants, covenants and agrees that he has a right to enter into this Agreement, that he is not a party to any agreement or understanding, oral or written, which would prohibit performance of his obligations under this Agreement, and that he will not use in the performance of his obligations hereunder any proprietary information of any other party which he is legally prohibited from using.

     (b) Any notice under the provisions of this Agreement shall be given in writing and by hand, overnight courier or messenger service, against signed receipt or acknowledgment of receipt, registered or certified mail, return receipt requested, or telecopier or similar means of communication if receipt is acknowledged or if transmission is confirmed by mail as provided in this Paragraph 12(c), to the parties at their respective addresses set forth at the

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beginning of this Agreement or by telecopier to the Company at (516) 682-4655 or to Executive at (212) 953-6899, with notice to the Company being sent to the attention of the individual who executed this Agreement on behalf of the Company. Either party may, by like notice, change the person, address or telecopier number to which notice should be sent.

     (c) If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law, and any court having jurisdiction may reduce the scope of any provision of this Agreement so that it complies with applicable law.

     (d) This Agreement constitutes the entire agreement of the Company and Executive as to the subject matter hereof, superseding all prior written or prior or contemporaneous oral understanding or agreements, including any previous employment agreements, or understandings with respect to the subject matter covered in this Agreement. This Agreement may not be modified or amended, nor may any right be waived, except by a writing which expressly refers to this Agreement, states that it is intended to be a modification, amendment or waiver and is signed by both parties in the case of a modification or amendment or by the party granting the waiver. No course of conduct or dealing between the parties and no custom or trade usage shall be relied upon to vary the terms of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     (e) Neither party hereto shall have the right to assign or transfer any of its or his rights hereunder.

     (f) This  Agreement  shall be binding  upon and inure to the benefit of the
parties   hereto   and   their   respective   heirs,   successors,    executors,
administrators, and assigns.

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     (g) The headings in this  Agreement are for  convenience  of reference only and shall not affect in any way the construction or interpretation of this Agreement.

     (h) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within such State, except that the provisions of Paragraph 10 shall be governed by the Delaware General Corporation Law. Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought exclusively in any Federal or state court in the County of New York, State of New York, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts, with respect to its properties and assets, generally and unconditionally, the jurisdiction of the aforesaid court and (iii) agrees that any action against such party may be commenced by service of process by any method set forth in Paragraph 11(b) of this Agreement, other than by telecopier, to such party as provided in said Paragraph 11(b).

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                            PORTA SYSTEMS CORP.



                                            By:Michael A. Tancredi
                                               --------------------------------
                                               Name:
                                               Title: Vice President-Treasurer


                                               William V. Carney
                                               --------------------------------
                                               Vice Chairman


                                               Warren H. Esanu
                                               --------------------------------
                                               Warren H. Esanu


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